EXHIBIT 32.1


                        CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                                           AS ADOPTED PURSUANT TO
                        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act 2002 (18 U.S.C.
1350), the undersigned, Richard C. Ford, Chief Executive Officer of Puradyn Filter Technologies Incorporated ("the Company") has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003 (the "Report").

         The undersigned certifies that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

         IN WITNESS WHEREOF, the undersigned has executed this certification as of the 14th day of August 2003.



                                                  /s/ Richard C. Ford
                                                  -------------------------
                                                  Name: Richard C. Ford
                                                  Title: Chief Executive Officer